Exhibit 24

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ LOUIS R. CHÊNEVERT
Louis R. Chênevert

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ JOHN V. FARACI
John V. Faraci

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ JEAN-PIERRE GARNIER
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ JAMIE S. GORELICK
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ EDWARD A. KANGAS
Edward A. Kangas

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ ELLEN J. KULLMAN
Ellen J. Kullman

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ MARSHALL O. LARSEN
Marshall O. Larsen

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ HAROLD W. MCGRAW III
Harold W. McGraw III

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ RICHARD B. MYERS
Richard B. Myers

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ H. PATRICK SWYGERT
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ ANDRÉ VILLENEUVE
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

Power Of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints CHARLES D. GILL, PETER J. GRABER-LIPPERMAN, GREGORY J. HAYES and THOMAS I. ROGAN, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3ASR, or such other form as may be recommended by counsel and in accordance with the resolutions adopted by the Board of Directors on March 13, 2013, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of unsubordinated non-convertible debentures, junior subordinated debt securities, notes and/or other debt obligations of the Corporation; warrants to purchase such debt obligations; warrants relating to the purchase or sale of one or more foreign currencies or currency units; warrants relating to increases or decreases in any specified stock index or indices; subordinated debentures, notes and/or other debt obligations of the Corporation, including such obligations that may be considered to be hybrid or equity instruments; subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into or exchangeable or otherwise exercisable for common stock of the Corporation, including through the establishment of a trust or similar vehicle, which vehicle may issue debt or equity securities; equity units consisting of a stock purchase contract and debt securities or debt or equity obligations of third parties, in each case securing holders’ obligations to purchase shares of common stock; and/or common stock of the Corporation; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of March, 2013.

/s/ CHRISTINE TODD WHITMAN
Christine Todd Whitman